                                                      EXHIBIT 10.2(b)(1)
                                                      ------------------

     FORM OF NON-QUALIFIED STOCK OPTION AND REPURCHASE AGREEMENT, AS AMENDED
     -----------------------------------------------------------------------
                             CENTRONICS CORPORATION
                             ----------------------

                  AGREEMENT made as of the 8th day of September 1987 between Centronics Corporation (the "Company"), a Delaware corporation having a principal place of business in Nashua, New Hampshire, and [NAME OF EMPLOYEE], of [ADDRESS OF EMPLOYEE], an employee of the Company (the "Employee");

                  WHEREAS, the Company desires to grant to the Employee an Option to purchase shares of its common stock of a par value of $.01 a share (the "Shares") under and for the purposes of the Company's 1987 Stock Option Plan of the Company, (the "Plan") pursuant to Article XII thereof;

                  WHEREAS, the Company and the Employee understand and agree that any terms used herein have the same meanings as in the Plan;

                  NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

         1.       GRANT OF OPTION
                  ---------------

                  The Company hereby irrevocably grants to the Employee the right and option to purchase at one time or from time to time all or any part of an aggregate of [NUMBER OF SHARES GRANTED] ( ) Shares, subject to adjustment as provided in the Plan (the "Option"), on the terms and conditions and subject to all the limitations set forth herein and in the Plan, which is incorporated herein by reference. The Employee acknowledges receipt of a copy of the Plan.

         2.       PURCHASE PRICE
                  --------------

                  The purchase price of the Shares covered by this Option shall be Three and Eleven Sixteenths Dollars ($3.6875) per Share, subject to adjustment as provided in the Plan (the "Purchase Price").

         3.       EXERCISE OF OPTION
                  ------------------

         (a) The Option granted hereby shall be exercisable as of the date first above written (the "Grant Date").

         (b) Notwithstanding the provisions of the foregoing Subsection (a) and except as otherwise provided herein or in the Plan, if the Employee ceases to be an employee of the Company or of an Affiliate for any reason, then if such termination occurs:

            (i) during the period on or after the Grant Date and before the date which is twelve months thereafter (the "First Anniversary Date") and the Employee has theretofore exercised the Option for any Shares, then the Company may purchase any or all of those Shares from the Employee at the price paid by the Employee upon exercise;

            (ii) if such termination occurs on or after the First Anniversary Date and before the date which is twelve months thereafter (the "Second Anniversary Date") and the Employee has theretofore exercised the Option


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
         for more than [ONE THIRD OF THE NUMBER OF SHARES GRANTED] ( ) Shares, the Company may purchase any excess over [ONE THIRD OF THE NUMBER OF SHARES GRANTED] ( ) Shares purchased by the Employee at the price paid by the Employee upon exercise; or

             (iii) if such termination occurs on or after the Second Anniversary Date and before the date which is twelve months thereafter and the Employee has theretofore exercised the Option for more than [TWO THIRDS OF THE NUMBER OF SHARES GRANTED] ( ) Shares, the Company may purchase any excess over [TWO THIRDS OF THE NUMBER OF SHARES GRANTED] ( ) Shares purchased by the Employee at the price paid by the Employee upon exercise.

                  Notwithstanding the foregoing, in the event the Employee's employment shall terminate as a result of death or Disability, the Purchase Option (as hereinbelow defined) shall cease and terminate.

                  The right of the Company to purchase Shares pursuant to this Subsection 3(b) is hereinafter referred to as the "Purchase Option" and such Shares are hereinafter referred to as the "Purchase Stock."

         (c) Notwithstanding the foregoing Subsection (b), but not subject to the other provisions hereof, the Purchase Option shall cease and terminate in the event of, and immediately upon, a Change of Control that occurs at any time before the Employee has ceased to be an employee of the Company or of an Affiliate. As used herein, a "Change of Control" shall be deemed to have occurred (i) if any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act")), other than the Company or any employee stock plan of the Company, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifteen percent (15%) or more of the outstanding Common Stock of the Company; or (ii) ten (10) days following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by any "person" of fifteen percent (15%) or more of the outstanding Common Stock of the Company, provided, however, that at the conclusion of such ten (10) day period such person has not discontinued or rescinded his intention to make such a tender or exchange offer, or (iii) if during any consecutive twelve (12) month period beginning on or after the date on or after November 6, 1991 individuals who at the beginning of such period were directors of the Company cease, for any reason, to constitute at least a majority of the Board of Directors of the Company; or (iv) if a merger of, or consolidation involving, the Company in which the Company's stock is converted into securities of another corporation or into cash shall be consummated, or a plan of complete liquidation of the Company (whether or not in connection with a sale of all or substantially all of the Company's assets) shall be adopted and consummated, or substantially all of the Company's operating assets are sold (whether or not a plan of liquidation shall be adopted or a liquidation occurs), excluding in each case a transaction solely for the purpose of reincorporating the Company in a different jurisdiction or recapitalizing the Company's stock.

         4.       TERM OF OPTION
                  --------------

                  The Option shall terminate eleven (11) years from the date of this Agreement, but shall be subject to earlier termination as provided herein or in the Plan.

                  If the Employee ceases to be an employee of the Company or of an


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
Affiliate (for any reason other than death or Disability or termination by the Employee's employment [sic] for cause), the Option may be exercised within six
(6) months and one (1) day after the date the Employee ceases to be an employee, or within eleven (11) years from the granting of the Option, whichever is earlier, but may not be exercised thereafter.

                  In the event of the Disability of the Employee (as determined by the Company pursuant to the provisions of the Employment Agreement, and as to the fact and date of which the Employee is notified in writing), the Option shall be exercisable within one (1) year after the date of such Disability or, if earlier, the term originally prescribed by this Agreement.

                  In the event of the death of the Employee while an employee of the Company or of an Affiliate, the Option may be exercised by the Employee's legal representatives and/or any person or persons who acquired the Employee's rights to the Option by will or by the laws of descent and distribution. The Company shall give a notice to the Employee's legal representative, if known, or his next of kin or other persons likely to know his legal representative, within three (3) months of the date of death. In such event, the Option must be exercised, if at all, prior to the happening of the later to occur of one (1) year after the date of death of the Employee or nine (9) months from the date of notice by the Company, but in no event later than the expiration of the originally prescribed term of the Option.

         5.       NON-ASSIGNABILITY
                  -----------------

                  The Option shall not be transferable by the Employee otherwise than by will or by the laws of descent and distribution and shall be exercisable, during the Employee's lifetime, only by the Employee or by the Employee's duly appointed legal representative. The Option shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 5, or the levy of any attachment or similar process upon the Option or such rights, shall be null and void.

         6.       EXERCISE OF OPTION AND ISSUE OF SHARES
                  --------------------------------------

                  The Option may be exercised, in whole or in part, at one time or from time to time (to the extent that it is exercisable in accordance with its terms) by giving written notice to the Company. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised, shall contain any warranty required by Section 7 below, and shall otherwise comply with the terms and conditions of this Agreement and the Plan. The Company shall pay all original issue taxes with respect to the issue of the Shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection herewith. Except as specifically set forth herein, the holder acknowledges that any income or other taxes due from him with respect to the Option or the shares issuable pursuant to the Option shall be the responsibility of the holder. The holder of the Option shall have rights as a shareholder only with respect to any Shares covered by the Option after due exercise of the Option and tender of the full exercise price for the shares being purchased pursuant to such exercise. Pursuant to the Plan, the Company shall make delivery of the Shares against payment of the Option price therefor.


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
         7.       PURCHASE FOR INVESTMENT
                  -----------------------

                  Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, or any successor legislation (the "Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

         (a) The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for his or her own account, for investment and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their option Shares issued pursuant to such exercise:

                  "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, in the absence of an effective registration statement for the shares under the Securities Act of 1933 or an opinion of counsel satisfactory to the Company that an exemption from registration is then available."

         (b) The Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the Act without registration thereunder.

Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any reasonable action or obtaining of any consent, which the Company deems reasonably necessary under any applicable law (including without limitation state securities or "blue sky" laws).

         8.       RESTRICTIONS ON TRANSFER OF SHARES; DETAILS OF THE PURCHASE
                  -----------------------------------------------------------
OPTION
------

         (a) Any Shares which are subject to the Purchase Option shall not be transferred by the Employee except as permitted herein. Until the termination of this Agreement, the Shares which are subject to the Purchase Option may not be transferred by the Employee unless and until the transferee agrees, in a form satisfactory to the Company, to be bound by this Agreement and to sell any transferred Shares to the Company as herein provided.

         (b) In the event the Company shall be entitled to elect to exercise the Purchase Option, the Company shall be deemed to have made such election unless it shall give to the Employee notice of its non-election to exercise the Purchase Option, in whole or in part, within ninety (90) days of the date of the event entitling the Company to exercise the Purchase Option.

         (c) In the event the Company shall be entitled to and shall have determined to elect to exercise the Purchase Option, it shall give to the Employee a written notice specifying a date for the Closing, which date shall be not more than ten (10) business days after the giving of such notice. The Closing shall take place at the Company's principal offices in New Hampshire, or such other location as the Company may reasonably designate in such notice. If the Company shall be deemed to have elected to exercise the Purchase Option by virtue of the provisions of Subsection (b) above, the Closing will take


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place on the tenth business day after the Company will be deemed to have so elected under said Subsection (b).

         (d) At the Closing, the Employee shall deliver the Purchase Stock being purchased by the Company against the simultaneous delivery to the Employee of the purchase price (by certified or bank cashier's check or in such other form as mutually agreed to) for the number of shares of the Purchase Stock then being purchased. In the event that the Employee fails so to deliver the shares of Purchase Stock to be purchased, the Company may elect (a) to establish a segregated account in the amount of the Purchase Price, such account to be turned over to the Employee upon delivery of such shares of Purchase Stock, and
(b) immediately to take such action as is appropriate to transfer record title of such of the Purchase Stock from the Employee to the Company and to treat the Employee and such shares of the Purchase Stock in all respects as if delivery of such shares of the Purchase Stock had been made as required by this Agreement. The Employee hereby irrevocably grants the Company a power of attorney for the purpose of effectuating the preceding sentence.

         (e) If the Company shall pay a stock dividend or declare a stock split on or with respect to any of the Company's Common Stock, or otherwise distribute securities of the Company to the holders of its Common Stock, whether before or after the exercise of the Option, the number of shares of stock or other securities of the Company issued with respect to the Purchase Stock then subject to the Purchase Option shall be added to the Purchase Stock then subject to the Purchase Option without any change in the aggregate purchase price. If the Company shall distribute to its stockholders shares of stock of another corporation, the shares of stock of such other corporation distributed with respect to the Purchase Stock then subject to the Purchase Option shall be added to the Purchase Stock covered by the Purchase Option without any change in the aggregate purchase price. Without limiting the generality of the foregoing, the Employee shall be entitled to retain any and all cash dividends paid by the Company on the Shares.

         (f) If the outstanding shares of Common Stock of the Company shall be subdivided into a greater number of shares or combined into a smaller number of shares, or in the event of a reclassification of the outstanding shares of Common Stock of the Company, or if the Company shall be a party to any capital reorganization, whether before or after the exercise of the Option, there shall be substituted for the Purchase Stock then covered by the Purchase Option such amount and kind of securities as are issued in such subdivision, combination, reclassification, or capital reorganization in respect of the Purchase Stock subject to the Purchase Option immediately prior thereto, without any change in the aggregate purchase price.

         (g) If the Company shall be completely liquidated, then the Purchase Option shall cease and terminate as of the date of such liquidation and the Employee shall hold the Shares free of the Purchase Option.

         (h) The Company shall not be required to transfer any Shares on its books which shall have been sold, assigned or otherwise transferred in violation of this Agreement, or to treat as owner of such Shares, or to accord the right to vote as such owner or to pay dividends to, any person or organization to which any such Shares shall have been sold, assigned or otherwise transferred, from and after any sale, assignment or transfer of any Shares made in violation of this Agreement.

         (i) All certificates representing any Shares to be issued to the


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Employee pursuant to the exercise of the Option which are subject to the
Purchase Option shall have endorsed thereon a legend substantially as follows:
"The shares represented by this certificate are subject to a Stock Option and Repurchase Agreement dated as of September 8, 1987 between the Corporation and [NAME OF EMPLOYEE], a copy of which Agreement is available for inspection at the principal offices of the Company or will be made available upon request."

         (j) This Agreement shall not restrict the transfer by the Employee of shares, if any, which are not acquired pursuant to the exercise of the Option or which are not, or cease to be, subject to the Purchase Option in accordance with the terms hereof.

         9.   REGISTRATION RIGHTS
              -------------------

                  The Employee acknowledges that simultaneously with the execution of the Option Agreement, comparable option agreements have been executed by the Company with [NO. OF HOLDERS] other employees ("Other Holders"), each containing a section identical to this Section 9. Subject to the terms hereinafter set forth, at any time after the Grant Date, the holder shall have the right, by written notice to the Company, to require the Company to file and use its best efforts to cause to become effective a registration statement under the Securities Act of 1933, as amended (the "Act") on Form S-2 or Form S-3 or other like form, if available, covering such number of Shares acquired or to be acquired prior to the effective date of such registration statement, subject to the limitations that (i) the Company shall be required to file no more than an aggregate of two (2) registration statements pursuant to such notices and/or pursuant to notices received from Other Holders, and (ii) if, in the opinion of counsel to the Company, the holder can then sell, subject to such limitations as to the number of Shares which may be sold as may be imposed by Rule 144 under the Act or any successor rule, Shares requested to be included in any such registration statement, without such registration, the Company need not so register such Shares. In no event will the Company be required to register Shares which are subject to the Purchase Option. The Company agrees to promptly notify a holder in the event that it receives a notice from any of the Other Holders requiring it to file a registration statement and to permit the holder to require the Company to include Shares owned by the holder in such registration statement, subject to the limitations set forth above.

         (a) In connection with any registration statement pursuant to this
Section 9 [sic]:

         (i) the holder will furnish to the Company in writing such appropriate information as the Company, or the Securities and Exchange Commission (the "Commission") or any other regulatory authority may request;

         (ii) the holder agrees to execute, deliver and/or file with or supply to the Company, the Commission, any underwriters and/or any state or other regulatory authority such information, documents, representations, undertakings and/or agreements necessary to carry out the provisions of the registration agreements contained in this Agreement and/or to effect the registration or qualification of the Shares under the Act and/or any of the laws and regulations of any state or governmental instrumentality;

         (iii) the Company will furnish to the holder of Shares included in the registration statement such number of copies of such prospectus (including each preliminary, amended or supplemental prospectus) as the


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
         holder may reasonably request;

         (iv) in the event an offering of securities by the Company is pending, the Company shall have the right to require that the holder delay any offering of Shares for a period of ninety (90) days after the effective date of such pending offering (upon the Company's having first delivered to the holder the written opinion of its principal underwriter, or if there be none, then from an officer of the Company based upon a good faith resolution of the Board of Directors to the effect that the offering of such Shares will have an adverse effect on the marketing of such pending offering).

         (b) The Company will pay all its out-of-pocket expenses and disbursements in connection with any registration statement filed under this
Section 9 [sic], including, without limitation, printing expenses, fees of the Company's counsel and auditors, registration fees, Blue Sky fees and similar costs.

         (c) The Company will be obligated to keep any Demand Registration Statement filed by it under this Section 9 [sic] effective under the Act for a period of ninety (90) days after the actual effective date of such registration statement and to prepare and file such supplements and amendments necessary to maintain an effective registration statement for such period. As a condition to the Company's obligation under this Section (c), the holder will execute and deliver to the Company such written undertakings as the Company and its counsel may reasonably require in order to assure full compliance with relevant provisions of the Act.

         (d) The Company will use its best efforts to register or qualify the Shares covered by a registration statement filed pursuant hereto under such securities or Blue Sky laws in such jurisdictions within the United States as the holder may reasonably request, provided, however, that the Company reserves the right, in its sole discretion, not to register or qualify such stock in any jurisdiction where such stock does not meet with the requirements of such jurisdiction or where the Company is required to qualify as a foreign corporation to do business in such jurisdiction and is not so qualified therein or is required to file any general consent to service of process.

         (e) In the event that a holder has not sold all of his Shares on or prior to the expiration of the period specified in Subsection (d) above, the holder hereby agrees that the Company may deregister by post-effective amendment any of his Shares covered by the registration statement or notification but not sold on or prior to such date. The Company agrees that it will notify the holder of the filing and effective date of such post-effective amendment.

         (f) The holder agrees that upon notification by the Company that the prospectus in respect to any public offering covered by the provisions hereof is in need of revision, the holder will immediately upon receipt of such notification (i) cease to offer or sell any securities of the Company which must be accompanied by such prospectus; (ii) return to the Company all such prospectuses in the hands of the holder; and (iii) not offer or sell any securities of the Company until the holder has been provided with a current prospectus and the Company has given the holder notification permitting the holder to resume offers and sales.

                  10.      HOLDING PERIOD APPLICABLE TO PERSONS SUBJECT TO
                           -----------------------------------------------
SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934
-------------------------------------------------


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                  If the Participant to whom the Option has been granted
pursuant to this Agreement is subject to Section 16 of the Securities Exchange Act of 1934, as amended, Section 16 requires that at least six (6) months must elapse from the date of grant of the Option to the date of disposition of the Shares.

                  11.      NOTICES
                           -------

                  Any notices required or permitted by the terms of this Agreement or the Plan shall be given by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         To the Company:            Centronics Corporation
                                    Ten Tara Boulevard
                                    Nashua, New Hampshire 03062
                                    Attention: General Counsel

         To the Employee:           [NAME AND ADDRESS OF EMPLOYEE]

or to such other address as either party furnishes to the other by like notice. Any such notice shall be deemed to have been given when mailed in accordance with the foregoing provisions.

         12.  GOVERNING LAW
              -------------

                  This Agreement shall be construed and enforced in accordance with the law of the State of New Hampshire.

         13.  BENEFIT OF AGREEMENT
              --------------------

                  This Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, legal representatives and successors of the parties hereto.

                  IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and delivered by its duly authorized officer and its corporate seal to be hereunto affixed and the Employee has hereunto set his or her hand and seal as of the day and year first above written in duplicate originals.

                                    CENTRONICS CORPORATION

[SEAL]

                                    By
                                      ---------------------------


                                      ---------------------------
                                               EMPLOYEE



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
                                EKCO GROUP, INC.
                                   SCHEDULE TO
           FORM OF NON-QUALIFIED STOCK OPTION AND REPURCHASE AGREEMENT
                       DATED SEPTEMBER 8, 1987, AS AMENDED

         Each of the following employees and former employees of the Company has a Non-Qualified Stock Option and Repurchase Agreement, as amended, with the Company dated September 8, 1987 which covers the following number of shares of the Company's Common Stock pursuant to the Company's 1987 Stock Option Plan which is identical in form to the foregoing Form of Non-Qualified Stock Option and Repurchase Agreement, as amended, except as to the number of shares:

                                                  No. of
                                                  Shares
Name and Position                                 Granted
-----------------                                 -------
Robert Stein                                      200,000
President & Chief
Executive Officer

Jeffrey A. Weinstein                              120,000
Executive Vice Presid-
dent, Secretary &
General Counsel

Brian R. McQuesten                                 30,000
Vice President &
Controller

Linda R. Millman                                   30,000
Associate General
Counsel & Asst.
Secretary

Neil R. Gordon                                     30,000
Former Executive
Officer